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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





                                JANUARY 27, 2000
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                           HEALTHEON/WEBMD CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                 DELAWARE                                  0-24975                               94-3236644
      -------------------------------             -----------------------           -----------------------------------
      (State or other jurisdiction of             (Commission File Number)          (I.R.S. Employer Identification No.)
              incorporation)


                             400 THE LENOX BUILDING
                             3399 PEACHTREE ROAD NE
                             ATLANTA, GEORGIA 30326
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (404) 495-7600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


             ------------------------------------------------------
             (Former name or address, if changed since last report)


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         ITEM 5.  OTHER EVENTS


         On January 27, 2000, the Registrant announced that Janis Capital Corporation purchased 15,000,000 shares of Common Stock of the Registrant at a purchase price of $62.00 per share, or an aggregate purchase price of $930,000,000.



         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  The following exhibits are filed herewith:

                  99.1 Text of Press Release, dated January 27, 2000, titled "Janus Capital Corporation to invest $930 Million in Healtheon/WebMD"

                  99.2 Text of Press Release, dated January 27, 2000, titled "Healtheon/WebMD Clarifies Information on Janus Capital Corporation Announcement"



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Healtheon/WebMD Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      HEALTHEON/WEBMD CORPORATION



Dated: January 28, 2000               By  /s/ Jack Dennison
                                        ---------------------------------
                                           Jack Dennison, Vice President and
                                           General Counsel



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                                  EXHIBIT INDEX


99.1 Text of Press Release, dated January 27, 2000, titled "Janus Capital Corporation to invest $930 Million in Healtheon/WebMD"

99.2 Text of Press Release, dated January 27, 2000, titled "Healtheon/WebMD Clarifies Information on Janus Capital Corporation Announcement"





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